                                VOTING AGREEMENT

     This Voting Agreement, dated as of July 5, 1996, by and among Papnet of Ohio, Inc., an Ohio corporation (the "Company"), Cytology Indiana, Inc., an Ohio corporation ("CIN"), Indiana Cytology Review Company, an Ohio corporation ("INC"), ER Group, Inc., an Ohio corporation ("ERG"), CCWP Partners, Inc., an Ohio corporation ("CCWP") and Carolina Cytology, Inc., an Ohio corporation ("CCI") (the Company, CIN, INC, ERG, CCWP and CCI are hereinafter collectively referred to as the "Constituent Corporations") and each of the individual shareholders of the Constituent Corporations executing this Agreement ("Shareholders").

                                    RECITALS

     A. The Constituent Corporations have agreed to a merger in which the Company will be the surviving corporation (the "Merger"), pursuant to an Agreement and Plan of Merger dated as of July 5, 1996 (the "Merger Agreement").

     B. The persons executing this Agreement as Shareholders own substantial blocks of voting shares in one or more of the Constituent Corporations ("Shares") and were parties to a Voting Agreement, dated May 31, 1996, which has been terminated.

     C. In order to facilitate the Merger and its approval by the other shareholders of the Constituent Corporations, the Shareholders have agreed to vote their shares in favor of the Merger.

                             STATEMENT OF AGREEMENT

     In consideration of their mutual promises therein, and as additional consideration and inducement to the Constituent Corporations to perform their obligations under the Merger Agreement, the parties agree as follows:

     1. VOTING AGREEMENT. Each Shareholder severally agrees and covenants with the Constituent Corporations and each of the other Shareholders that at any meeting of the shareholders of any of the Constituent Corporations called to vote upon the Merger and the Merger Agreement or at any adjournment thereof or in any other circumstance upon which a vote, consent or other approval with respect to the Merger and the Merger Agreement is sought, such Shareholder shall vote (or cause to be voted) such Shareholder's Shares in favor of the Merger, the approval of the Merger Agreement and each of the other transactions contemplated by the Merger Agreement.

     2. COVENANTS. Each Shareholder severally agrees and covenants with the Constituent Corporations and each of the other Shareholders that such Shareholder shall not (a) grant any proxy, power-of-attorney or other authorization in or with respect to his Shares, except to vote such Shares as provided in this Agreement, or (b) deposit such Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Shares.

     3. GRANT OF IRREVOCABLE PROXY. Each Shareholder irrevocably grants to, and appoints John P. Kennedy and Cecil J. Pettiti, and each of them individually, such Shareholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Shareholder, to vote such Shareholder's Shares in each Constituent Corporation, or grant a consent or approval with respect to such Shares, in favor of the Merger, the approval of the Merger Agreement and each of the other transactions contemplated by the Merger Agreement, and hereby revokes any proxies heretofore given.

     4. SECURITIES LAWS. Each of the obligations of Shareholder under this Agreement is conditioned upon the filing and effectiveness of a registration statement on Form S-4 under the Securities Act of 1933, as amended, covering the offering and sale of the Surviving Corporation Shares (as such term is defined in the Merger Agreement) to be issued in the Merger.

     5. TERMINATION. This Agreement, and all rights and obligations of the parties hereunder, shall terminate upon the first to occur of the Effective Time (as such term is defined in the Merger Agreement) or the date upon which the Merger Agreement is terminated in accordance with its terms.

     6. REMEDIES. Each Shareholder agrees that irreparable damage would occur and that the Constituent Corporations and the other Shareholders would not have an adequate remedy at law in the event that such Shareholder failed to perform his obligations hereunder or otherwise breaches this Agreement.
It is accordingly agreed that any party seeking to enforce this Agreement shall be entitled to an injunction or injunctions to prevent breaches by any Shareholder and to enforce specifically the terms and provisions of this Agreement in any state or federal court located in Franklin County, Ohio, this being in addition to any other remedy which may be available at law or in equity. In addition, each of the parties hereto (a) consents to submit to the personal jurisdiction of any state or federal court located in Franklin County in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby; (b) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request; and
(c) agrees that such party will not bring any action relating to this Agreement or the transactions contemplated hereby in any court other than a state or federal court located in Franklin County, Ohio.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                              PAPNET OF OHIO, INC.



                              By:      /s/ David J. Richards
                                 --------------------------------------------
                                       David J. Richards, President

                              CYTOLOGY INDIANA, INC.



                              By:      /s/ S. Trevor Ferger
                                 -------------------------------------------
                                       S. Trevor Ferger, President

                              INDIANA CYTOLOGY REVIEW COMPANY



                              By:       /s/ Cecil J. Petitti
                                 ---------------------------------------------
                                        Cecil J. Petitti, President


                              ER GROUP, INC.



                              By:         /s/ Thomas J. Kelley
                                 ---------------------------------------------
                                          Thomas J. Kelley, President


                              CAROLINA CYTOLOGY,  INC.



                              By:        /s/ Rodney M. Kinsey
                                  --------------------------------------------
                                         Rodney M. Kinsey, President


                              CCWP PARTNERS,  INC.



                              By:        /s/ Rodney M. Kinsey
                                 ---------------------------------------------
                                         Rodney M. Kinsey, President

                              SHAREHOLDERS:



                               /s/ David J. Richards
                               -----------------------------------------------
                               David J. Richards



                               /s/ John P. Kennedy
                               -----------------------------------------------
                               John P. Kennedy



                               -----------------------------------------------
                               Carl A. Genberg



                               -----------------------------------------------
                               Kent J. Dawson



                               /s/ Rodney M. Kinsey
                               -----------------------------------------------
                               Rodney M. Kinsey



                               /s/ Michael S. Blue
                               -----------------------------------------------
                               Michael S. Blue,  M. D.




                               /s/ David M. Smith
                               -----------------------------------------------
                               David M. Smith



                               /s/ David Allen
                               -----------------------------------------------
                               David Allen

                                /s/ James Derck
                                -----------------------------------------------
                                James Derck



                                /s/ Alan F. Weisenberg
                                -----------------------------------------------
                                Alan F. Weisenberg